STEIN ROE INTERNATIONAL FUND


                       Annual Report o September 30, 2001





                          Logo: Stein Roe Mutual Funds

Contents

From the President                                             1
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Special Economic Commentary                                    3
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Performance Summary                                            5
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Portfolio Managers' Report                                     6
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Investment Portfolio                                          10
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Financial Statements                                          15
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Notes to Financial Statements                                 21
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Financial Highlights                                          28
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Report of Independent Accountants                             30
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Unaudited Information                                         31
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For monthly performance updates on all Stein Roe funds, please visit
steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

Photo of: Keith T. Banks

Dear Shareholder:

     I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Stein Roe & Farnham Incorporated is now part of the Fleet organization.
     In light of the events of September 11, and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Charles Roberts, Deborah Snee and Michael Ellis, following the same investment principles which attracted you to the fund in the first place.
     Over the past 12 months, we have witnessed a global economic slowdown, seen disappointing earnings and heard profit-warning announcements from companies around the world. Most recently, in the aftermath of the terrorists attacks of September, we have seen the global economy slide into probable recession. Despite this, the declines do not reflect the strong long-term fundamentals that your fund's portfolio managers have been seeing at many companies they follow.
     I have asked Alfred F. Kugel, executive vice president and chief investment strategist at Stein Roe, to offer his perspective on the economy following the events of September 11th. As a special feature, his commentary follows this letter. Mr. Kugel writes a monthly column on the economy and the markets. His market commentary can be found at steinroe.com.

     Following Mr. Kugel's feature, your fund's portfolio managers share their outlook for the fund. I encourage you to take a look at what they and Alfred have to say. Thank you for choosing the Stein Roe International Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,


     /s/ Keith T. Banks
     Keith T. Banks
     President


--------------------------------------------------------------------------------
Meet the new president

     Effective November 1, 2001, Keith T. Banks has taken on the position of president of Stein Roe. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A Chartered Financial Analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------


There can be no assurance that the trends described in this report will continue or come to pass, because economic and market conditions change frequently.

Special Economic Commentary


Special Economic Commentary


Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham, Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the President to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee ("FOMC") flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamen-tally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.



The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Performance Summary

Average Annual Total Returns (%)
Period Ended September 30, 2001

                                           1-year        5-year      Life+
--------------------------------------------------------------------------
International Fund*                        -31.66         -5.33      -1.94
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Morningstar Foreign Stock Category         -32.60          1.66       2.90
--------------------------------------------------------------------------
MSCI EAFE                                  -28.53         -0.14       1.84
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*Fund began operation on 3/1/94.
+Morningstar and MSCI EAFE performance is from 2/28/94.

INVESTMENT COMPARISONS

Value of a $10,000 Investment from March 1, 1994 to September 30, 2001
Line Chart:
            Stein Roe                                       Morningstar Foreign
            International Fund       MSCI EAFE Index        Stock Category
10000       10000                    10000
            9760                     9569                   9578.3
            10030.4                  9974.73                9821.3
            10140.7                  9917.87                9793.61
            9990.6                   10057.7                9679.41
            10360.3                  10154.3                9950.24
            10730.1                  10394.9                10234
1994        10609.9                  10067.5                9984.62
            10700.1                  10402.7                10176.2
            10050.6                  9902.36                9692.65
            10096.9                  9964.74                9606.68
            9370.9                   9582.1                 9161.5
            9289.37                  9554.31                9174.6
            9534.61                  10150.5                9464.89
            9861.65                  10532.2                9773.44
            9912.93                  10406.8                9866.1
            9994.21                  10224.7                9870.44
            10627.8                  10861.7                10394.5
            10290.9                  10447.9                10197.8
1995        10475.1                  10651.6                10336
            10158.8                  10365.1                10147.1
            10128.3                  10653.2                10255
            10489.9                  11082.5                10562.5
            10634.7                  11128                  10806.8
            10654.9                  11165.8                10867.5
            10913.8                  11402.5                11047.8
            11503.1                  11734.4                11407.2
            11472.1                  11518.4                11409
            11575.3                  11583                  11485.5
            11068.3                  11244.7                11066.5
            11223.3                  11269.5                11205.4
1996        11336.6                  11569.2                11440.3
            11098.6                  11451.2                11385.5
            11512.5                  11907                  11878.5
            11364                    11753.4                11927.7
            11437.9                  11342                  11923.9
            11554.6                  11528                  12089.2
            11585.8                  11569.5                12113.1
            11522                    11630.8                12134.4
            12335.5                  12388                  12844.6
            12926.4                  13070.6                13429.9
            12926.4                  13282.3                13787.7
            12017.6                  12290.1                12850.5
1997        12450.3                  12978.4                13626.5
            11510.3                  11980.4                12638.4
            11130.4                  11858.1                12511.8
            10963.5                  11961.3                12588.2
            11337.3                  12508                  12897.5
            11948.4                  13311                  13768.1
            12673.7                  13720.9                14505.4
            12912                    13829.3                14733
            12810                    13761.6                14794.1
            12470.5                  13866.2                14659.2
            12867                    14006.2                14861.5
            10805.8                  12270.8                12759.9
1998        10375.7                  11894.1                12289.2
            11214                    13133.5                13181.6
            11802.8                  13805.9                13859.6
            12224.1                  14349.9                14292.4
            12350                    14306.8                14431.6
            11880.7                  13966.3                14089.5
            12315.6                  14548.7                14578.5
            13047.1                  15138                  15295.5
            12497.8                  14358.3                14705.7
            13252.7                  14918.3                15526.5
            13606.5                  15361.4                15959.9
            13881.4                  15418.2                16129.5
1999        13800.9                  15574                  16223.4
            14166.6                  16158                  16837.5
            14944.4                  16718.7                18277.1
            16343.1                  18220                  20513.1
            15256.3                  17063                  19565.4
            15617.9                  17522                  21077.2
            15104.1                  18201.9                21065.4
            13936.5                  17244.5                19619.9
            13107.3                  16823.7                18939.7
            13212.2                  17481.5                19814.3
            12896.4                  16749                  19130.9
            13037                    16894.7                19525.2
2000        12615.9                  16072                  18432.4
            11973.7                  15692.7                17670.4
            11600.1                  15104.2                16772
            11879.7                  15640.4                17332.5
            11409.3                  15645.1                17427.3
            10538.7                  14474.8                16092.1
            9704.07                  13492                  14808.9
            10174.7                  14418.9                15786.7
            9833.87                  13885.4                15385.4
            9634.24                  13314.7                14832.3
            9328.84                  13112.3                14373.2
            9234.62                  12780.6                13960.6
2001        8623                     11485.9                12423.8



Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on March 1, 1994 (February 28, 1994 for the Index and Morningstar category), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index is an unmanaged group of securities that differs from the composition of any Stein Roe Fund; it is not available for direct investment. Foreign investing involves market, political, currency exchange rate and accounting risks not associated with domestic securities.

The fund's return is also compared to the average return of the funds included in the Morningstar Foreign Stock Funds category (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages. Source: Morningstar.

Portfolio Managers' Report

Fund Commentary

Commentary from Michael Ellis, Chris Roberts and Deborah Snee, Portfolio Manager of Stein Roe International Fund.


Investment Objective and Strategy:
Stein Roe International Fund seeks long-term growth and invests all of its investable assets in SR&F International Portfolio. The portfolio may invest in foreign companies of any size, but generally focuses on large capitalization companies. It seeks broad diversification both in terms of countries of issuers.

Fund Inception:
March 1, 1994

Net Assets:
$42.3 million


Fund Performance

     During the 12-month period that ended September 30, 2001, Stein Roe International Fund posted a return of negative 31.66%. The fund's benchmark, the MSCI EAFE Index, returned a negative 28.53% for the same period. This underperformance was due to our significant exposure to two sectors that performed poorly: technology and telecommunications stocks. While we trimmed or eliminated a number of holdings in these areas, the downturn had a significant effect on our holdings during this 12-month period.
     The United States remains, for the most part, the locomotive of global growth. As such, the slowdown in the US economy has had a similar impact on global economies. We have seen company after company couple reports of disappointing earnings with layoff notices. Although these announcements spanned most sectors of the economy, they were particularly prevalent in the technology sector.

A focus on consumer staples and health care

     During this period of economic slowdown, our investment strategy has been to focus on those sectors and stocks that historically have been less sensitive to the downward cyclical forces currently affecting the economies of Europe. A good example of such a sector is consumer staples which comprises food, cosmetics and beverage companies. As of the end of this reporting period, the fund had an overweight position in this sector compared to the fund's benchmark.

     Another sector which we felt was better equipped to deal with the current economic environment was the health care sector. Again, when compared to the benchmark, the fund had an overweight position within this sector. Within the health care sector we were attracted to many companies which had good financials and balance sheets. Most importantly, during this period of uncertainty, these companies were able to project good earnings with a reasonable level of reliability. We were not discounting the risks to health care companies. Those risks include patent expiration and problems involved in developing new products, such as getting the necessary regulatory approval. It was for these reasons we have spread the fund's exposure within this sector to over 13 different companies in seven countries.

A reduction in technology holdings

     Over the year we reduced the fund's exposure to the technology and telecommunications sectors. These sectors, which had been among the most rapidly growing segments of the economy, were hurt the most by the massive downturn in demand. We had been worried for some time over the high prices that were paid for 3G (third generation) licenses in the mobile phone markets, and this has come back to haunt companies in the form of over-stretched balance sheets and as yet unproven technology. Two holdings that contributed to the


Sidebar Text:
Bought:
Diageo PLC -1.3% of net assets: Diageo, a UK based spirits company, has been growing its revenues in part by acquiring the beverage assets of Seagram. At the same time it has been divesting itself of non-core assets, in order to focus on higher margin businesses, such as the successful launch of ready-to-drink extensions of existing brands - like Smirnoff Ice.

Sold:
British Airports Authority (BAA) - 0.6% of net assets: We reduced the fund's stake in this airport operator after the September 11th terrorist attack as we felt previous assumptions on traffic growth were going to change.


Sidebar Text:
Top 10 Equity Holdings
(% of Net Assets)
Altana AG                    4.2
GlaxoSmithKline              2.9
Unilever                     2.8
Kao                          2.7
Secom                        2.6
Sanofi-Synthelabo            2.6
Nestle                       2.5
Novartis                     2.3
Takeda Chemical Industries   2.3
CGNU                         2.3
fund's underperformance were NTT DoComo (1.6% of net assets), the largest cellular operator in Japan, and Johnson Electric Holdings (0.4% of net assets), a designer and manufacturer of microprocessors.

Have we hit bottom?

     The terrorist attack on America hastened the deflation of the US economic "bubble." It's important to remember that deflation was well under way before the attack. It would seem that the events of September 11th have made a US recession all but a certainty. We have seen the lowest consumer confidence numbers in nearly six years, and it has been nine years since we have had such a large leap in unemployment statistics. We have also been hearing the most negative indicators for the equity markets in four years: department store sales, car sales, and housing starts along with a slew of poor earnings reports and predictions all point to an unfavorable outlook. This is in spite of an unprecedented injection of liquidity into the financial markets by the Federal Reserve and the likelihood of a large fiscal stimulus by the US government. It is possible that some companies have used the uncertainty caused by the terrorist activity to admit to bad news that had already occurred prior to the attack. With American consumers

Sidebar Text:
Equity Portfolio Highlights

                                           MSCI EAFE
                             Portfolio       Index

Number of Holdings               78           913

Dollar Weighted
     Median Market
     Capitalization ($mil.)    16,023        26,180



Sidebar Text:
Country allocation
(% of common stocks)
                                MSCI EAFE
                    Portfolio     Index
United Kingdom        22.3        23.6
Japan                 20.3        23.1
France                13.9        11.0
Netherlands            8.7         5.7
Germany                8.7         7.6
Switzerland            7.4         7.3
Italy                  3.5         4.5
Hong Kong              3.1         1.9
Denmark                3.1         --
Australia              2.6         3.1
Spain                  1.8         3.1
Belgium                1.6         --
Other                  3.0         9.1
accounting for 20% of world GDP, the United States remains the engine of global growth. As a result, we will be watching US consumer behavior closely since it has the potential for significant impact on investments around the world.

Portfolio Asset Allocation (% of net assets)

Pie Chart:
Common Stock 96.6%
Cash Equivalents & Other 3.4%



Mutual fund performance changes over time. Please visit steinroe.com for daily performance updates. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of September 30, 2001, and are subject to change. The MSCI EAFE Index is an unmanaged group of stocks not associated with any Stein Roe fund; it is not available for direct investment.

Foreign investments involve market, political and currency exchange rate risks not generally associated with domestic securities. Emerging market equities are generally more volatile and less liquid than securities in the United States or countries with established equity markets.

Note: Holdings are disclosed as a percentage of SR&F International Portfolio's net assets. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The MSCI EAFE Index has holdings in countries in which the fund does not invest.

SR&F International Portfolio

Investment Portfolio
September 30, 2001

Common Stocks - 96.6%                   Country       Shares         Value
BANKS - 4.8%
   Banks - 4.8%
   Banca Fideuram SPA...............         It       50,850    $  299,935
   Bank of Ireland (a)..............         Ir       33,600       266,084
   Commonwealth Bank of Australia...         Au       36,700       471,512
   DBS Bank Ltd. ...................         Si       35,000       191,251
   Fortis Bank Nederland............         Ne        2,600             9
   Nordea AB........................         Sw       78,500       382,135
   Royal Bank of Scotland Group PLC.         UK       19,500       430,220
                                                             -------------
                                                                 2,041,146
                                                             -------------
CAPITAL GOODS - 1.2%
   Electrical Components & Equipment - 0.4%
   Johnson Electric Holdings Ltd. ..         HK      184,500       167,957
                                                             -------------

   Trading Companies & Distributors - 0.8%
   Electrocomponents PLC............         UK       57,064       344,551
                                                             -------------

COMMERCIAL SERVICES & SUPPLIES - 5.7%
   Diversified Commercial Services - 4.3%
   ISS A/S (a)......................         De       10,114       526,203
   Park24 Co., Ltd. ................         Ja        3,200       190,102
   Secom Co., Ltd. .................         Ja       21,500     1,104,547
                                                             -------------
                                                                 1,820,852
                                                             -------------
   Employment Services - 1.4%
   Capita Group PLC.................         UK      112,205       609,793
                                                             -------------

CONSUMER DURABLES & APPAREL - 0.6%
   Apparel & Accessories - 0.6%
   Christian Dior SA................         Fr       10,790       258,799
                                                             -------------

DIVERSIFIED FINANCIALS - 3.8%
   Consumer Finance - 0.5%
   Ariake Japan Co., Ltd. ..........         Ja        5,625       226,384
                                                             -------------

   Diversified Financial Services - 2.8%
   Fortis B-NPV VVPR STRIP..........         Be      116,928         1,064
   Fortis (NL) NV...................         Ne       20,241       494,142
   International Nederlanden Groep..         Ne       24,680       661,144
                                                             -------------
                                                                 1,156,350
                                                             -------------
   Multi-Sector Holdings - 0.5%
   Hutchison Whampoa Ltd. ..........         HK       26,350       195,954
                                                             -------------



See notes to investment portfolio.

                                        Country       Shares         Value
DIVERSIFIED TELECOMMUNICATIONS
   SERVICES - 1.9%
   Integrated Telecommunications Services - 1.9%
   Telecom Italia SPA...............         It      111,375    $  472,427
   Telefonica de Espana.............         Sp       10,192       346,018
                                                             -------------
                                                                   818,445
                                                             -------------
ENERGY - 3.0%
   Oil & Gas Drilling - 2.2%
   Osaka Gas Co., Ltd. .............         Ja      284,000       912,488
                                                             -------------

   Oil & Gas Equipment & Services - 0.8%
   L'Air Liquide SA.................         Fr        2,500       350,446
                                                             -------------

FOOD, BEVERAGES & TOBACCO - 15.0%
   Brewers - 3.0%
   Foster's Group Ltd. .............         Au      241,290       592,687
   Heineken NV......................         Ne       17,690       670,179
                                                             -------------
                                                                 1,262,866
                                                             -------------
   Distillers & Vintners - 1.3%
   Diageo PLC.......................         UK       50,100       527,210
                                                             -------------

   Packaged Foods - 8.6%
   Groupe Danone....................         Fr        5,853       761,860
   Nestle SA, Registered Shares.....         Sz        4,890     1,041,132
   Numico NV........................         Ne       21,338       660,962
   Unilever PLC.....................         UK      152,656     1,161,256
                                                             -------------
                                                                 3,625,210
                                                             -------------
   Soft Drinks - 2.1%
   Ito En, Ltd. ....................         Ja       18,300       901,870
                                                             -------------

FOOD & DRUG RETAILING - 4.8%
   Food Retail - 4.8%
   Carrefour SA.....................         Fr       17,260       831,107
   Seven-Eleven Japan Co., Ltd. ....         Ja       22,000       887,253
   Tesco PLC........................         UK       80,700       304,815
                                                             -------------
                                                                 2,023,175
                                                             -------------
HEALTH CARE EQUIPMENT & SERVICES - 0.8%
   Health Care Supplies - 0.8%
   Smith & Nephew PLC...............         UK       68,400       346,595
                                                             -------------

HOTELS, RESTAURANTS & LEISURE - 1.2%
   Restaurants - 1.2%
   Compass Group PLC................         UK       70,481       492,552
                                                             -------------

HOUSEHOLD & PERSONAL PRODUCTS - 4.8%
   Household Products - 3.5%
   Kao Corp. .......................         Ja       47,000     1,154,207
   Reckitt Benckiser PLC............         UK       21,600       312,249
                                                             -------------
                                                                 1,466,456
                                                             -------------

See notes to investment portfolio.

                                        Country       Shares         Value
   Personal Products - 1.3%
   L'Oreal SA.......................         Fr        7,735    $  532,987
                                                             -------------

INSURANCE - 6.4%
   Life & Health Insurance - 1.1%
   Aegon NV.........................         Ne       18,442       482,118
                                                             -------------

   Multi-Line Insurance - 4.2%
   Allianz AG.......................          G        1,900       430,639
   AXA..............................         Fr       19,056       375,882
   CGNU PLC.........................         UK       77,302       955,774
   Zurich Versicherungs-Gesellschaft         Sz            9         1,836
                                                             -------------
                                                                 1,764,131
                                                             -------------
   Reinsurance - 1.1%
   Muenchener Rueckversicherungs-
     Gesellschaft AG Registered Shares        G        1,849       479,670
                                                             -------------

MANUFACTURING - 0.3%
   Computers - 0.3%
   ASM Lithography Holding NV (a)...         Ne       11,102       123,490
                                                             -------------

PHARMACEUTICALS & BIOTECHNOLOGY - 24.8%
   Biotechnology - 2.9%
   GlaxoSmithKline PLC..............         UK       43,687     1,235,371
                                                             -------------

   Pharmaceuticals - 21.9%
   Altana AG (a)....................          G       36,540     1,762,808
   AstraZenca Group PLC.............         UK       10,961       510,937
   Aventis SA.......................         Fr       11,277       855,065
   Beiersdorf AG (a)................         De        2,000       218,824
   Novartis AG......................         Sz       25,240       985,986
   Novo Nordisk A/S Class B.........         De       12,400       514,592
   Roche Holding AG (a).............         Sz        9,093       650,943
   Sanofi-Synthelabo SA.............         Fr       16,950     1,103,155
   Schering AG......................          G       14,150       701,962
   Serono SA Bearer Shares..........         Sz          460       346,334
   Takeda Chemical Industries Ltd. .         Ja       21,000       966,406
   UCB SA...........................         Be       15,607       629,338
                                                             -------------
                                                                 9,246,350
                                                             -------------
SOFTWARE & SERVICES - 2.6%
   Applications Software - 0.7%
   Dassault Systemes SA.............         Fr        4,900       149,195
   SAP AG...........................          G        1,430       151,383
                                                             -------------
                                                                   300,578
                                                             -------------
   Information Technology Consulting
     & Services - 1.9%
   Altran Technologies SA...........         Fr        4,395       181,425
   Lloyds TSB Group PLC.............         UK       50,852       486,816
   Logica PLC.......................         UK       11,286       112,199
                                                             -------------
                                                                   780,440
                                                             -------------

See notes to investment portfolio.

                                        Country       Shares         Value
TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
   Networking Equipment - 0.5%
   Datacraft Asia Ltd. .............         Si       57,800    $  189,584
                                                             -------------

   Office Electronics - 2.0%
   Canon, Inc. .....................         Ja       31,000       848,178
                                                             -------------

   Semiconductors - 0.9%
   Murata Manufacturing Co., Ltd. ..         Ja        4,000       228,591
   Rohm Co., Ltd. ..................         Ja        1,600       155,294
                                                             -------------
                                                                   383,885
                                                             -------------
   Telecommunications Equipment - 0.5%
   Nokia OYJ........................         Fi       12,600       202,201
                                                             -------------

TRANSPORTATION - 3.2%
   Air Freight & Couriers - 1.1%
   TNT Post Group NV................         Ne       23,650       451,860
                                                             -------------

   Airport Services - 0.6%
   British Airport Authority PLC....         UK       33,457       266,088
                                                             -------------

   Highway & Rail Infrastructure - 1.5%
   Concessioni e Costruzioni
     Autostrade SPA.................         It       99,595       634,594
                                                             -------------

UTILITIES - 5.0%
   Electric Utilities - 2.1%
   Endesa SA........................         Sp       25,391       394,062
   Scottish Power PLC...............         UK       81,045       485,492
                                                             -------------
                                                                   879,554
                                                             -------------
   Gas Utilities - 2.2%
   Hong Kong & China Gas Co., Ltd. .         HK      733,200       916,582
                                                             -------------

   Multi-Utilities - 0.7%
   Vivendi Environnement............         Fr        7,100       274,797
                                                             -------------

WIRELESS TELECOMMUNICATIONS SERVICES - 2.8%
   Wireless Telecommunications Services - 2.8%
   NTT DoComo, Inc. ................         Ja           50       673,556
   Vodafone AirTouch PLC............         UK      236,555       511,424
                                                             -------------
                                                                 1,184,980
                                                             -------------

Total Common Stocks
   (cost of $45,304,600)....................                    40,726,537
                                                             -------------


See notes to investment portfolio.

Short-term obligation - 2.9%                             Par         Value
   Repurchase agreement with SBC Warburg Ltd., dated
     09/28/01, due 10/01/01 at 3.240%, collateralized
     by U.S. Treasury notes with various maturities
     to 2028, maturity value of $1,270,361
     (repurchase proceeds $1,236,334).......     $1,236,000    $ 1,236,000
                                                             -------------

Total Investments
   (cost of $46,540,600) - 99.5% (b)........                    41,962,537
                                                             -------------

Other Assets & Liabilities, Net - 0.5%......                       205,751
                                                             -------------

Net Assets - 100.0%.........................                   $42,168,288
                                                             =============


Notes to Investment Portfolio:
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $46,869,686.

Summary of Securities
by Countries       Country           Value      % of Total Common Stock
---------------    -------       ------------   ----------------------
United Kingdom       UK          $ 9,093,342             22.3
Japan                Ja            8,248,876             20.3
France               Fr            5,674,718             13.9
Netherlands          Ne            3,543,904              8.7
Germany              G             3,526,462              8.7
Switzerland          Sz            3,026,231              7.4
Italy                It            1,406,956              3.5
Hong Kong            HK            1,280,493              3.1
Denmark              De            1,259,619              3.1
Australia            Au            1,064,199              2.6
Spain                Sp              740,080              1.8
Belgium              Be              630,402              1.6
Sweden               Sw              382,135              0.9
Singapore            Si              380,835              0.9
Ireland              Ir              266,084              0.7
Finland              Fi              202,201              0.5
                               -------------           ------
                                $ 40,726,537            100.0
                               =============           ======



          Acronym                 Name
       ------------          --------------
           strip       Separately Traded Receipt of
                          Interest and Principal

See notes to financial statements.

SR&F International Portfolio

Statement of Assets and Liabilities

September 30, 2001

Assets
Investments, at value (cost of $46,540,600)................    $41,962,537
Cash ......................................................            580
Foreign currencies (cost of $161,603)......................        165,301
Receivable for:
   Interest................................................            334
   Dividends...............................................        103,876
                                                              ------------
   Total Assets............................................     42,232,628
                                                              ------------

Liabilities
Payable for
   Management fee..........................................         29,960
   Transfer agent fee......................................            505
   Bookkeeping fee.........................................            757
   Custody fee.............................................          5,802
   Audit fee...............................................         15,280
Other liabilities..........................................         12,036
                                                              ------------
   Total Liabilities.......................................         64,340
                                                              ------------
Net Assets.................................................    $42,168,288
                                                              ============


See notes to financial statements.

Statement of Operations
-----------------------
For the Year Ended September 30, 2001


Investment Income
Dividends..................................                    $   809,964
Interest ..................................                        147,887
                                                             -------------
   Total Investment Income (net of foreign tax
      withheld of $125,263)................                        957,851

Expenses
Management fee.............................    $   548,197
Bookkeeping fee............................         21,562
Transfer agent fee.........................          6,000
Custody fee................................         69,485
Other expenses.............................         54,848
                                            --------------
   Total Expenses..........................        700,092
Custody credits earned.....................         (1,671)
                                            --------------
   Net Expenses............................                        698,421
                                                             -------------
   Net Investment Income...................                        259,430
                                                             -------------

Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized loss on:
   Investments.............................     (5,800,520)
   Foreign currency transactions...........       (274,479)
                                            --------------
      Net realized loss....................                     (6,074,999)
Net change in unrealized appreciation/
   depreciation on:
   Investments.............................    (17,049,830)
   Foreign currency translations...........         13,054
                                            --------------
      Net change in unrealized
      appreciation/depreciation............                    (17,036,776)
                                                             -------------
   Net Loss................................                    (23,111,775)
                                                             -------------
Decrease in Net Assets from Operations.....                   $(22,852,345)
                                                             =============


See notes to financial statements.

Statement of Changes in Net Assets

                                                Year ended      Year ended
                                             September 30,   September 30,
Increase (Decrease) in Net Assets                     2001            2000
                                             -------------   -------------
Operations
Net investment income......................    $   259,430    $  1,319,535
Net realized gain (loss) on investments
   and foreign currency transactions ......     (6,074,999)        487,301
Net change in unrealized appreciation/
   depreciation on investments and foreign
   currency translations ..................    (17,036,776)     (3,538,534)
                                            --------------  --------------
   Net Decrease from Operations............    (22,852,345)     (1,731,698)
                                            --------------  --------------
Net Transactions in Investors'
Beneficial Interest
Contributions..............................    158,809,523     542,376,207
Withdrawals................................   (188,857,422)   (558,023,977)
                                            --------------  --------------
   Net Decrease from Transactions in
     Investors' Beneficial Interest........    (30,047,899)    (15,647,770)
                                            --------------  --------------
   Total Decrease in Net Assets............    (52,900,244)    (17,379,468)

Net Assets
Beginning of period........................     95,068,532     112,448,000
                                            --------------  --------------
End of period..............................  $  42,168,288   $  95,068,532
                                            ==============  ==============



See notes to financial statements.

Stein Roe International Fund

Statement of Assets and Liabilities
September 30, 2001

Assets
Investment in Portfolio, at value..........................    $42,082,800
Receivable for:
   Fund shares sold........................................        183,518
Other assets...............................................         86,233
                                                              ------------
   Total Assets............................................     42,352,551
                                                              ------------

Liabilities
Payable for:
   Fund shares repurchased.................................         15,396
   Administration fee......................................          5,278
   Bookkeeping fee.........................................          1,264
   Transfer agent fee......................................         12,185
   Reports to shareholders fee.............................         15,998
   Audit fee...............................................          6,163
Other liabilities..........................................          6,145
                                                              ------------
   Total Liabilities.......................................         62,429
                                                              ------------
Net Assets.................................................    $42,290,122
                                                              ============
Shares outstanding (unlimited number authorized)...........      5,769,328
                                                              ------------
Net asset value per share..................................    $      7.33
                                                              ------------

Composition of Net Assets
Paid in capital............................................    $54,231,770
Overdistributed net investment income......................       (223,878)
Accumulated net realized loss on investments and
   foreign currency transactions allocated
   from Portfolio..........................................     (7,151,764)
Net unrealized depreciation on investments and foreign
   currency translations allocated from Portfolio..........     (4,566,006)
                                                              ------------
Net Assets.................................................    $42,290,122
                                                              ============


See notes to financial statements.

Statement of Operations
For the Year Ended September 30, 2001


Investment Income
Dividend income allocated from Portfolio...................    $   808,623
Interest income allocated from Portfolio...................        147,670
                                                             -------------
   Total Investment Income.................................        956,293

Expenses
Expenses allocated from Portfolio..........    $   697,308
Administration fee.........................         96,863
Transfer agent fee.........................        156,055
Bookkeeping fee............................         25,551
Other expenses.............................         83,132
                                              ------------
   Total Expenses..........................                      1,058,909
                                                             -------------
   Net Investment Loss.....................                       (102,616)
                                                             -------------

Net Realized and Unrealized Gain (Loss)
allocated from Portfolio
Net realized loss on:
   Investments allocated from Portfolio....     (5,787,420)
   Foreign currency transactions
     allocated from Portfolio..............       (273,898)
                                              ------------
      Net realized loss....................                     (6,061,318)
Net change in unrealized appreciation/
   depreciation on investments allocated
   from Portfolio..........................                    (17,008,428)
                                                             -------------
   Net Loss................................                    (23,069,746)
                                                             -------------
Decrease in Net Assets from Operations.....                   $(23,172,362)
                                                             =============


See notes to financial statements.

Statement of Changes in Net Assets

                                                Year ended      Year ended
                                             September 30,   September 30,
Increase (Decrease) in Net Assets                     2001            2000
                                           ---------------   -------------
Operations
Net investment income (loss)...............    $  (102,616)    $   702,261
Net realized gain (loss) on investments
   and foreign currency transactions
   allocated from Portfolio................     (6,061,318)        482,876
Net change in unrealized appreciation/
   depreciation allocated
   from Portfolio..........................    (17,008,428)     (3,537,594)
                                            --------------  --------------
   Net Decrease from Operations............    (23,172,362)     (2,352,457)
                                            --------------  --------------

Distributions Declared to Shareholders:
From net investment income.................       (478,139)     (1,110,990)
In excess of net investment income.........        (70,247)             --
From net realized gains....................             --      (1,577,785)
                                            --------------  --------------
   Total Distributions to
      Declared Shareholders................       (548,386)     (2,688,775)
                                            --------------  --------------
Share Transactions
Subscriptions..............................    234,149,483     834,874,418
Distributions reinvested...................        339,319       1,987,406
Redemptions ...............................   (270,742,615)   (844,482,391)
                                            --------------  --------------
   Net Decrease from Share Transactions....    (36,253,813)     (7,620,567)
                                            --------------  --------------
   Total Decrease in Net Assets............    (59,974,561)    (12,661,799)

Net Assets
Beginning of period........................    102,264,683     114,926,482
                                            --------------  --------------
End of period (including overdistributed
   and undistributed net investment
   income of ($223,878) and $476,906
   respectively)...........................  $  42,290,122   $ 102,264,683
                                            ==============  ==============
Changes in Shares:
Subscriptions..............................     25,249,349      67,094,959
Issued for distributions reinvested........         34,227         154,903
Redemptions................................    (28,985,481)    (67,298,487)
                                            --------------  --------------
   Net Decrease in Shares..................     (3,701,905)        (48,625)
                                            --------------  --------------


See notes to financial statements.

Notes to Financial Statements

Notes to Financial Statements
September 30, 2001




Note 1. Accounting Policies Organization

     Stein Roe International Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F International Portfolio (the "Portfolio"). The Fund may issue an unlimited number of shares.
     The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2001, the Fund owned 99.8% of the Portfolio.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

Security valuation and transactions

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

     Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal income taxes

     No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
     The Fund intends to utilize provisions of the federal income tax law, which allows the fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future gains were as follows:

         Year of Expiration              Capital Loss Carryforward
         ------------------              -------------------------
                2009                             $194,260

     Net capital losses of $6,628,818, attributable to security transactions occurring after October 31, 2000, are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to shareholders

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements:

                            Increase (Decrease)
--------------------------------------------------------------------------------
                            Overdistributed Net          Accumulated Net
Paid in Capital              Investment Income            Realized Loss
--------------------------------------------------------------------------------
     ($221,681)                  ($49,782)                  $271,463

     These differences are primarily due to foreign currency transactions, foreign tax credits and distributions in excess of net investment income. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Foreign currency transactions

     Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
     The Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

     The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the purchases and sales of securities. The Portfolio may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contract is closed or matures. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Portfolio's securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

     Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Portfolio becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty exists, income on securities is net of all tax withholdings with any rebates recorded when received.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

     Newport Fund Management, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Portfolio and receives a monthly fee equal to

0.85% annually of the Portfolio's average daily net assets. Prior to January 26, 2001, the investment advisor was Stein Roe &Farnham, Incorporated ("Stein Roe") and received 0.85% annually of the Portfolio's average daily net assets.
     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial has obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee

     Stein Roe provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets.

Bookkeeping fee

     Stein Roe is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Stein Roe has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, Stein Roe pays fees to State Street under the Outsourcing Agreement.
     During the period from October 1, 2000 to June 30, 2001, Stein Roe provided bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Portfolio and the Fund, Stein Roe receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000 respectively, paid monthly and in any month that the Fund's average net asset are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and reimbursement for a certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.22% annually of the Fund's average net assets and reimbursement for certain out-of-pocket expenses.
     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Note 3. Portfolio Information

     During the year ended September 30, 2001, the Portfolio's purchases and sales of investments, other than short-term obligations, were $27,775,941 and $54,470,072 respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation:   $ 4,637,585
Gross unrealized depreciation:    (9,544,734)
                                 -----------
Net unrealized depreciation:     $(4,907,149)
                                 ===========

Other

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.
     The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Trust and SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other Expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

Financial Highlights

SR&F International Portfolio

                                                                                                                Period
                                                                                                                 Ended
                                                                      Years Ended September 30,              September
                                                        ------------------------------------------------           30,
                                                             2001         2000         1999         1998       1997(a)
                                                        ---------    ---------    ---------    ---------     ---------
Ratios to Average Net Assets
Net expenses (b)....................................        1.09%        0.99%        1.03%        1.02%         0.98%(c)
Net investment income (b)...........................        0.40%        1.06%        1.70%        1.13%         1.58%(c)
Portfolio turnover rate.............................          45%         118%          44%          32%           18%

(a)  From commencement of operations on February 3, 1997.

(b)  The benefits derived from custody credits, if applicable, had no impact.

(c)  Annualized.

Stein Roe International Fund
Selected data for a share outstanding throughout each period, ratios and supplemental data are as follows

                                                                                  Years Ended September 30,
                                                            --------------------------------------------------------------
                                                                 2001         2000         1999         1998          1997
                                                            ---------    ---------    ---------    ---------     ---------
Net Asset Value, Beginning of Period....................    $   10.80    $   12.07    $    9.16    $   11.79     $   10.96
                                                            ---------    ---------    ---------    ---------     ---------
Income From Investment Operations
Net investment income (loss) (a)........................        (0.01)        0.07         0.14         0.07          0.06
Net realized and unrealized gain (loss) on investments..        (3.39)       (1.07)        2.87        (2.01)         0.99
                                                            ---------    ---------    ---------    ---------     ---------
   Total from Investment Operations.....................        (3.40)       (1.00)        3.01        (1.94)         1.05
                                                            ---------    ---------    ---------    ---------     ---------
Less Distributions Declared to Shareholders
From net investment income..............................        (0.06)       (0.11)       (0.10)       (0.11)        (0.08)
In excess of net investment income......................        (0.01)          --           --           --            --
From net realized gains.................................           --        (0.16)          --        (0.58)        (0.14)
                                                            ---------    ---------    ---------    ---------     ---------
   Total Distributions Declared to Shareholders.........        (0.07)       (0.27)       (0.10)       (0.69)        (0.22)
                                                            ---------    ---------    ---------    ---------     ---------
Net Asset Value, End of Period..........................    $    7.33    $   10.80    $   12.07    $    9.16     $   11.79
                                                            =========    =========    =========    =========     =========
Total return (b)........................................     (31.66)%      (8.58)%       33.02%     (16.67)%         9.84%
                                                            ---------    ---------    ---------    ---------     ---------
Ratios to Average Net Assets
Net expenses ...........................................        1.64%        1.48%        1.57%(c)     1.53%         1.55%
Net investment income (loss)............................      (0.16)%        0.56%        1.16%(c)     0.62%         0.55%
Portfolio turnover rate.................................          N/A          N/A          N/A          N/A           11%(d)
Net assets at end of period (000).......................    $  42,290    $ 102,264    $ 114,926    $ 114,244     $ 166,088


(a) Per share data was calculated using average shares outstanding for the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses accrued were incurred throughout the fiscal year without the reduction.

(d)  Prior to commencement of operations of the Portfolio.

                                  28-29 Spread


Report Of Independent Accountants

Report Of Independent Accountants

     To the Trustees of Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust and the Shareholders of Stein Roe International Fund

     In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe International Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) and Stein Roe International Portfolio (the "Portfolio")(a series of SR&F Base Trust) at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and their financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

Unaudited Information

Unaudited Information

Results of Special Meeting of Shareholders
     On December 27, 2000, a Special Meeting of Stein Roe International Fund
(Fund) was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statement for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the remaining proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had eligible net assets value (NAV) of shares outstanding of $97,515,305.86. The votes cast at each Meeting were as follows:

Election of eleven Trustees:             For                  Withheld
-------------------------------------------------------------------------
Douglas A. Hacker                 $56,545,959.4483        $1,170,632.6020
Janet Langford Kelly               56,588,965.1888         1,127,626.8615
Richard W. Lowry                   56,595,931.1995         1,120,660.8508
Salvatore Macera                   56,575,773.4230         1,140,818.6273
William E. Mayer                   56,595,931.1995         1,120,660.8508
Charles R. Nelson                  56,595,931.1995         1,120,660.8508
John J. Neuhauser                  56,596,519.4610         1,120,072.5893
Joseph R. Palombo                  56,603,485.4718         1,113,106.5785
Thomas E. Stitzel                  56,589,836.9278         1,126,756.1225
Thomas C. Theobald                 56,603,485.4718         1,113,106.5785
Anne-Lee Verville                  56,577,375.6783         1,139,216.3720

     Election of Board of Trustees for SR&F Base Trust:

                                                  % of NAV     % of NAV
                                                  to Total     to Total
                                                 Outstanding      NAV
                                   NAV               NAV         Voted
----------------------------------------------------------------------
For                            $56,259,713         57.69         97.48
Against                            519,926          0.53          0.90
Abstain                            936,952          0.97          1.62

     Approval of a new Portfolio Management Agreement with Newport Fund Management, Inc.
                                                 % of NAV      % of NAV
                                                 to Total      to Total
                                                Outstanding       NAV
                                   NAV              NAV          Voted
----------------------------------------------------------------------
For                            $60,566,731         62.11         96.56
Against                            820,081          0.84          1.31
Abstain                          1,335,392          1.37          2.13

     Approval of the modification of the fundamental investment restriction relating to borrowing.
                                                 % of NAV      % of NAV
                                                 to Total      to Total
                                                Outstanding       NAV
                                   NAV              NAV          Voted
----------------------------------------------------------------------
For                            $54,934,929         56.33         95.50
Against                          1,438,855          1.48          2.50
Abstain                          1,148,590          1.18          2.00

     Approval of the modification of the SR&F Base Trust's restriction relating to borrowing:
                                                 % of NAV      % of NAV
                                                 to Total      to Total
                                                Outstanding       NAV
                                   NAV              NAV          Voted
----------------------------------------------------------------------
For                            $54,973,351         56.37         95.57
Against                          1,391,012          1.43          2.42
Abstain                          1,158,011          1.19          2.01

     On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of a new investment advisory agreement for the Portfolio. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAVof shares outstanding of $46,734,977. The votes cast were as follows:

                                                 % of NAV      % of NAV
                                                 to Total      to Total
                                                Outstanding       NAV
                                   NAV              NAV          Voted
----------------------------------------------------------------------
For                            $24,289,193         51.97         97.93
Against                            221,016          0.47          0.89
Abstain                            292,463          0.63          1.18

     Foreign taxes paid during the fiscal year ended September 30, 2001 amounting to $125,047 ($0.0175 per share) are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2001. Gross income derived from sources within foreign countries amounted to $933,670 ($0.1306 per share) for the fiscal year ended September 30, 2001.

                          Logo: Stein Roe Mutual Funds

                                  One Financial Center
                                 Boston, MA 02111-2621
                                          800-338-2550

                                                        S12-02/466H-0901 (10/01)
                                                                         01/2124